December 7, 2017
Neuberger Berman International Small Cap Fund
SUMMARY PROSPECTUS
Class A Shares (NIOAX), Class C Shares (NIOCX), Institutional Class Shares (NIOIX)
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at: for Class A shares, http://www.nb.com/equityfunds/a; for Class C shares, http://www.nb.com/equityfunds/c; or for Institutional Class shares, http://www.nb.com/equityfunds/institutional. You can also get this information at no cost by calling 877-628-2583 (Class A and Class C) or 800-366-6264 (Institutional Class), or by sending an e-mail request to fundinfo@nb.com. You can also get this information from your investment provider or any investment provider authorized to sell the Fund’s shares. The Fund’s prospectus and SAI, each dated December 7, 2017 (as each may be amended or supplemented), are incorporated herein by reference.
GOAL
The Fund seeks long-term growth of capital by investing primarily in common stocks of foreign companies.
Fees and Expenses
These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. Under the Fund’s policies, you may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. Certain financial intermediaries have sales charges and/or policies and procedures regarding sales charge waivers applicable to their customers that differ from those described below. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 220 in the Fund’s prospectus, and in Appendix A to the Fund’s prospectus. Although the Fund does not impose any sales charge on Institutional Class shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in this table.
	Class A	Class C	Institutional Class
Shareholder Fees(fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)[1]	None	1.00	None
Annual Fund Operating Expenses(expenses that you pay each year as a % of the value of your investment)
Management fees	1.11	1.11	1.00
Distribution and/or shareholder service (12b-1) fees	0.25	1.00	None
Other expenses[2]	22.98	22.97	22.97
Acquired fund fees and expenses	0.03	0.03	0.03
Total annual operating expenses	24.37	25.11	24.00
Fee waiver and/or expense reimbursement	22.93	22.92	22.92
Total annual operating expenses after fee waiver and/or expense reimbursement[3]	1.44	2.19	1.08
[1]	For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.
[2]	“Other expenses” have been restated to reflect actual expenses excluding organization expenses incurred during the most recent period. If organization expenses had been included, “Other expenses” would be 28.12%, 28.10% and 28.10% of average net assets for Class A, Class C and Institutional Class shares, respectively.
[3]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) of each class are limited to 1.41%, 2.16% and 1.05% of average net assets, respectively. Each of these undertakings lasts until 8/31/2021 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.41%, 2.16% and 1.05% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

Neuberger Berman International Small Cap Fund	December 7, 2017

Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. You may pay a commission to your broker on your purchases and sales of Institutional Class shares, which is not reflected in this example. Actual performance and expenses may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Class A	$713	$1,004	$5,166	$10,264
Class C (assuming redemption)	$322	$685	$5,100	$10,355
Class C (assuming no redemption)	$222	$685	$5,100	$10,355
Institutional Class	$110	$343	$4,755	$10,238
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. For the period from December 8, 2016 (commencement of operations) through August 31, 2017, the Fund's portfolio turnover rate was 43% of the average value of its portfolio.
Principal Investment Strategies
To pursue its goal, the Fund invests mainly in common stocks of foreign companies, including companies in developed and emerging markets. The Fund defines a foreign company as one that is organized outside of the United States and conducts the majority of its business abroad. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of small-capitalization companies, which it defines as those with a total market capitalization of no more than $5 billion at the time of purchase.
The Fund seeks to reduce risk by diversifying among many industries. Although the Fund has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain well-diversified across countries and geographical regions.
In picking stocks, the Portfolio Managers look for what they believe to be well-managed and profitable companies that show growth potential and whose stock prices are undervalued. Factors in identifying these firms may include strong fundamentals, such as attractive cash flows and balance sheets, as well as prices that are reasonable in light of projected returns. The Portfolio Managers also consider the outlooks for various countries and sectors around the world, examining economic, market, social, and political conditions.
The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.
The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets, plus the amount of borrowings for investment purposes, in small-capitalization companies, without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.
PRINCIPAL INVESTMENT RISKS
Most of the Fund’s performance depends on what happens in international stock markets, the Portfolio Managers' evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund's investment strategies. The markets' behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; in such a case, it will not be pursuing its principal investment strategies.
The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.
2

Neuberger Berman International Small Cap Fund	December 7, 2017

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can significantly affect the Fund’s performance:
Currency Risk. Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.
Foreign and Emerging Market Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.
Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and may require that the Fund fair value its holdings in those countries.
Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
From time to time, based on market or economic conditions, the Fund may invest a significant portion of its assets in one country or geographic region. If the Fund does so, there is a greater risk that economic, political, regulatory, diplomatic, social and environmental conditions in that particular country or geographic region may have a significant impact on the Fund’s performance and that the Fund’s performance will be more volatile than the performance of more geographically diversified funds.
Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. The Fund attempts to lessen the risk of such losses by seeking growth stocks that sell at what the adviser believes are reasonable prices. If the adviser is incorrect in its assessment of a stock’s value, this strategy may not provide the expected downside protection. Bad economic news or changing investor perceptions may adversely affect growth stocks across several sectors and industries simultaneously.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Geopolitical risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.
New Fund Risk. The Fund may not be successful in implementing its investment strategy, and its investment strategy may not be successful under all future market conditions, either of which could result in the Fund being liquidated at some future time
3

Neuberger Berman International Small Cap Fund	December 7, 2017

without shareholder approval and/or at a time that may not be favorable for certain shareholders. New funds may not attract sufficient assets to achieve investment, trading or other efficiencies.
Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Recent Market Conditions. Some countries, including the U.S., are considering the adoption of more protectionist trade policies, moving away from the tighter financial industry regulations that followed the 2008 financial crisis, and substantially reducing corporate taxes. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with the prospect of lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes.
In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.
Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.
Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
Small- and Mid-Cap Companies Risk. At times, small- and mid-cap companies may be out of favor with investors. Compared to larger companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns. To the extent the Fund holds securities of mid-cap companies, the Fund will be subject to their risks.
Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
4

Neuberger Berman International Small Cap Fund	December 7, 2017

Value Stock Risk. Value stocks may remain undervalued or may decrease in value during a given period or may not ever realize what the portfolio management team believes to be their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions or investor preferences, or a misappraisal of a stock’s growth potential.
PERFORMANCE
Performance history will be included for the Fund after the Fund has been in operation for one calendar year. Until that time, visit www.nb.com or call 800-366-6264 for performance information. Past performance (before and after taxes) is not a prediction of future results.
INVESTMENT MANAGER
Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.
PORTFOLIO MANAGERS
The Fund is managed by co-Portfolio Managers Benjamin Segal (Managing Director of the Manager) and David Bunan (Managing Director of the Manager). They have co-managed the Fund since its inception in 2016.
Buying and Selling Shares
You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is received in proper form, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.
For certain investors, shares of the Fund may be available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 (Class A and Class C) or 800-366-6264 (Institutional Class) for instructions). See “Maintaining Your Account” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.
The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.
The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.
Tax Information
Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor.
Payments to Investment Providers and Other Financial Intermediaries
If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.
The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this prospectus is either a service mark or a registered service mark of Neuberger Berman Investment Advisers LLC. ©2017 Neuberger Berman BD LLC, distributor. All rights reserved.

(This page has been left blank intentionally.)

Neuberger Berman International Small Cap Fund	December 7, 2017

SEC File Number: 811-00582
R0214 12/17